UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 09, 2024

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Evans Bancorp, Inc. (the “Company”) has entered into an amended and restated change in control agreement with each of John B. Connerton, Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank; and Kenneth D. Pawlak, Chief Growth Officer and Executive Vice President (together, the Amended Agreement”). The Amended Agreements are effective as of May 09, 2024.

The terms of the Amended Agreements are generally consistent with Messrs. Connerton and Pawlak’s prior change in control agreements except that: (i) the non-competition restrictions were removed (however, the non-solicitation restrictions continue to remain in effect), (ii) the confidentiality provisions were revised, (iii) the definition of good reason was revised, and (iv) in the event of a qualifying termination of employment following a change in control, cash may be paid in lieu of continued insurance benefits in the event such insurance benefits cannot be provided.

In addition, the Company amended, effective as of May 09, 2024, the 2020 Executive Incentive Retirement Plan (the “EIRP Amendment”). The EIRP Amendment made the following changes to the EIRP: (i) the non-competition restrictions were removed (however, the non-solicitation restrictions continue to remain in effect), and (ii) all references to The Evans Agency, LLC and Frontier Claim Services, Inc. were deleted.

The foregoing description of the Amended Agreement and EIRP Amendment does not purport to be complete and it is qualified in its entirety by reference to the EIRP Amendment and the form of the Amended Agreement attached hereto as Exhibits 10.1 and 10.2 of this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

ExhibitNo. Description

Exhibit 10.1Form of Amended and Restated Change in Control Agreement

Exhibit 10.2Amendment to the 2020 Executive Incentive Retirement Plan Agreement

Exhibit 104.1Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

May 09, 2024	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer